UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into Material Definitive Agreement.

On November 2, 2016, Sysco Corporation (“Sysco” or the “Company”) entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto (the “New Credit Agreement”), which replaces Sysco’s existing $1.5 billion senior revolving credit facility that was entered into on December 29, 2011, as amended (the “Existing Credit Agreement”). The aggregate commitments of the lenders under the New Credit Agreement, as of the effective date, is $2 billion, with a maturity date of November 2, 2021.

The New Credit Agreement contains customary terms and conditions for credit facilities of this type, including, without limitation, affirmative and negative covenants containing limitations on consolidations, mergers, and sales of assets, and limitations on the incurrence of certain liens. The New Credit Agreement contains customary reporting and other affirmative covenants, including, without limitation, a requirement to maintain a certain ratio of consolidated EBITDA to consolidated interest expense as described in the New Credit Agreement. The New Credit Agreement also contains customary events of default, including, without limitation, nonpayment of obligations under the New Credit Agreement, violation of covenants in the New Credit Agreement or certain events of bankruptcy or insolvency. Certain of the defaults are subject to exceptions, materiality qualifiers and grace periods customary for credit facilities of this type. Borrowings by Sysco under the New Credit Agreement are, in general, guaranteed by those wholly-owned subsidiaries of Sysco that are guarantors of the Company’s senior notes and debentures. As was the case with regard to the Existing Credit Agreement, the New Credit Agreement will serve as a backstop for Sysco’s commercial paper program.

The foregoing description of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Neither Sysco nor any of its affiliates has any material relationship with any of the other parties to the New Credit Agreement, except for (i) the Company’s previous credit facilities, with respect to which certain of the other parties to the New Credit Agreement (and their respective affiliates) were lenders and (ii) commercial banking, investment banking, underwriting, trust and other financial advisory services provided (or to be provided) to Sysco and its subsidiaries by certain of the lenders under the New Credit Agreement (and their respective affiliates), for which they have received (or will receive) customary fees and expenses.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2016, Sysco issued a press release announcing its results of operations and financial condition for its first quarter of fiscal year 2017, which ended on October 1, 2016. Sysco hereby incorporates by reference herein the information set forth in its press release dated November 7, 2016 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Sysco’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in Sysco’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by Sysco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1	Credit Agreement dated November 2, 2016 between Sysco Corporation, JP Morgan Chase Bank, N.A., as Administrative Agent, and certain Lenders and Guarantors party thereto.

99.1	Press Release dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 7, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated November 2, 2016 between Sysco Corporation, JP Morgan Chase Bank, N.A., as Administrative Agent, and certain Lenders and Guarantors party thereto.

99.1	Press Release dated November 7, 2016